                           CAP ROCK ENERGY CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN


           The following constitute the provisions of the Cap Rock Energy Corporation 2001 Employee Stock Purchase Plan, effective as of January 1, 2001.

           1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

           2. DEFINITIONS.

              (a) "Board" shall mean the Board of Directors of the Company.

              (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

              (c) "Common Stock" shall mean the Common Stock of the Company.

              (d) "Company" shall mean Cap Rock Energy Corporation and any
                  Designated Subsidiary of the Company.

              (e) "Compensation" shall mean annualized base pay increased by any pre-tax deductions under Code Sections 125 or 402(g).

              (f) "Designated Subsidiary" shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

              (g) "EMPLOYEE" shall mean any common law employee of the Company
                  (i) whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year and (ii) who has actually worked at least three (3) months in a calendar year for the Company or one of its Designated Subsidiaries. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

              (h) "ENROLLMENT DATE" shall mean the first day of each Offering
                  Period.

              (i) "EXERCISE DATE" shall mean the last day of each Purchase
                  Period.

              (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of
                  Common Stock determined as follows:


                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable, or;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board, or;

                  (iv) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

              (k) "OFFERING PERIODS" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the last Trading Day in the periods ending twenty four months later; [EXCEPT THAT WITH RESPECT TO THE 2001 CALENDAR YEAR, THE OFFERING PERIOD WILL COMMENCE ON EFFECTIVE DATE OF FORM S-8 REGISTRATION] AND END ON [NOT MORE THAN 24 MONTHS LATER]. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

              (l) "PLAN" shall mean this Cap Rock Energy Corporation 2001
                  Employee Stock Purchase Plan.

              (m) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair
                  Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

              (n) "PURCHASE PERIOD" shall mean the eight (8) consecutive three
                  (3) month periods, the first of which will commence on the Enrollment Date of an Offering Period, and the last of which will end on the last day of that applicable Offering Period.

              (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

              (p) "Subsidiary" " shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

              (q) "TRADING DAY" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.


           3. ELIGIBILITY.


              (a) Subject to Section 2(g) of this plan, any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

              (b) Any provisions of the Plan to the contrary notwithstanding, no
                  Employee shall be granted an option under the Plan.

                  (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or

                  (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

           4. OFFERING PERIODS. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected. To the extent that an Employee is participating by filing his enrollment for an Offering Period, the Employee is not eligible to receive additional options pursuant to subsequent Offering Periods until that Offering Period has expired or that Employee has otherwise withdrawn from that Offering Period.

           5. PARTICIPATION.


              (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

              (b) Payroll deductions for a participant shall be applicable to the period beginning on the first day of the payroll period following the Enrollment Date and shall end on the last day of the last payroll period in the applicable Offering Period, unless sooner terminated by the participant as provided in Section 11 hereof.

           6. PAYROLL DEDUCTIONS.


              (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made for each payroll period during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives during each payroll period during the Offering Period.

              (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

              (c) A participant may discontinue his or her participation in the Plan as provided in Section
                        11 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation before the end of such 5 day period. A participant's subscription agreement' shall remain in effect for successive Offering Periods unless terminated as provided in Section 11 hereof.

              (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.

              (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

           7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 10,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19) available for issuance under the Plan on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 14 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 11 hereof. The option shall expire on the last day of the Offering
Period.

           8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 11 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent
Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 11 hereof. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

           9. AUTOMATIC RESET OF OFFERING PERIOD. To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

          10. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

          11. WITHDRAWAL.


              (a) A participant may withdraw an amount that is not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

              (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

          12. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons to whom his rights pass by will or the laws of descent and distribution, or his estate during the period of administration, and such participant's option shall be automatically terminated.

          13. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan

          14. AUTHORIZED SHARES.

              (a) Subject to Section 19, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be __________________________ (___________)
                        shares, together with an annual increase to the number of shares reserved thereunder to take effect each year on the last day of the immediately preceding fiscal year equal to the lesser of (i)_________________ (__________)
                        shares or (ii)_____ % of the outstanding shares of the Company on such date. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

              (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          15. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

          17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          18. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

          19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

              (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the annual share replenishment set forth in Section 14, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

              (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

              (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation - refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has with drawn from the Offering Period as provided in Section 11 hereof.

          20. AMENDMENT OR TERMINATION.

              (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any option previously granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

              (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

          22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          23. CONDITION TO EXERCISE OF OPTIONS. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

          24. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                                                                       EXHIBIT A


                           CAP ROCK ENERGY CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN


                             SUBSCRIPTION AGREEMENT



        Original Application                         Expiration Date
-------                                                              -----------
        Changes in Payroll Deduction Rate
-------



1. I hereby elect to participate in the Cap Rock Energy Corporation Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount-of ____% of my Compensation on each payday (from 1% to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option on the occurrence of each Exercise Period.

4.         I have received a copy of the complete Employee Stock Purchase Plan.
           I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
           _______________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN THIRTY (30) DAYS AFTER THE DATE OF ANY DISPOSITION

           OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. the Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.

7. I understand that if I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (ii) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9.         My Social Security Number is:       -      -        .
                                         -----   ----   -------

10.        My address is:
                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:
       --------------------------        -------------------------------------
                                         Signature of Employee

                                                                       EXHIBIT B


                           CAP ROCK ENERGY CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN


                              NOTICE OF WITHDRAWAL


           The undersigned participant in the Cap Rock Energy Corporation Employee Stock Purchase Plan was granted options pursuant to the Offering Period which began on ____________, 20__, (the "Enrollment Period"), and does hereby notify the Company that the undersigned hereby withdraws for the Offering Period. The undersigned directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to the undersigned's account with respect to such offering Period. The undersigned understands and agrees that the undersigned's option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                               Name and Address of Participant:

                               -----------------------------------------

                               -----------------------------------------

                               -----------------------------------------

                               -----------------------------------------

                               Signature:

                               -----------------------------------------


                               Date:
                                     ------------------------------------